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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                                  ------------


         Date of Report (Date of earliest event reported): May 13, 2007


                             ADEPT TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


        California                     0-27122                  94-2900635
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
    of incorporation)                                     Identification Number)


           3011 Triad Drive                          94550
            Livermore, CA                          (Zip Code)
(Address of principal executive offices)

     1. Registrant's telephone number, including area code: (925) 245-3400

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 9.01 Financial Statements and Exhibits.

     This Form 8-K/A amends the Form 8-K filed on May 14, 2007 disclosing that Adept Technology, Inc. (the "Company" or "Adept") entered into a Settlement Agreement ("Settlement Agreement") with Crosslink Ventures IV, L.P., Offshore Crosslink Omega Ventures IV (a Cayman Islands Unit Trust), Crosslink Omega Ventures IV GmbH & Co. KG, Omega Bayview IV, L.L.C., and Crosslink Crossover Fund IV, L.P. (collectively, "Crosslink"), effecting a mutual waiver and release of claims between the parties, and entered into a Registration Rights Agreement granting Crosslink certain registration rights with respect to such shares under the Securities Act of 1933, as amended.

     Copies of the Settlement Agreement and Registration Rights Agreement entered into by Adept are attached as exhibits to this Form 8-K/A. The description of the Settlement Agreement and Registration Rights Agreement set forth in the Form 8-K and this Form 8-K/A are qualified by the agreements filed with this Form 8-K/A, the copies of which are incorporated by reference herein.


        (d)     Exhibits


        Exhibit No. Description
        ----------- ------------------------------------------------------------
        10.1 Settlement Agreement, dated as of May 13, 2007, by and between Adept Technology, Inc. and Crosslink Ventures IV, L.P., Offshore Crosslink Omega Ventures IV (a Cayman Islands Unit Trust), Crosslink Omega Ventures IV GmbH & Co. KG, Omega Bayview IV, L.L.C., and Crosslink Crossover Fund IV, L.P.

        99.1 Registration Rights Agreement, dated as of May 13, 2007, by and between Adept Technology, Inc. and Crosslink Ventures IV, L.P., Offshore Crosslink Omega Ventures IV (a Cayman Islands Unit Trust), Crosslink Omega Ventures IV GmbH & Co. KG, Omega Bayview IV, L.L.C., and Crosslink Crossover Fund IV, L.P.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADEPT TECHNOLOGY, INC.


Date: May 16, 2007                      By: /s/Steven L. Moore
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                                            Steven L. Moore
                                            Vice President of Finance and Chief
                                            Financial Officer